EXHIBIT 2

                          ITEM 2: SUPPLEMENTAL SCHEDULE

    IDENTITY AND BACKGROUND OF DIRECTORS, EXECUTIVE OFFICERS AND CONTROLLING
                        SHAREHOLDERS OF REPORTING PERSONS


1.       LACY DISTRIBUTION, INC.1
         251 North Illinois Street, Suite 1800
         Indianapolis, Indiana 46204

         Directors and Executive Officers:
         Andre B. Lacy, Chairman of the Board of Directors, President and
               Chief Executive Officer
         Margot L. Eccles, Director, Vice President and Assistant Secretary William J. Fennessy, Director and Vice President
         Robert H. Reynolds, Secretary

2.       LDI MANAGEMENT, INC.2
         251 North Illinois Street, Suite 1800
         Indianapolis, Indiana 46204

         Directors and Executive Officers:
         Andre B. Lacy, Chairman of the Board of Directors, President and
               Chief Executive Officer
         Margot L. Eccles, Director, Vice President and Assistant Secretary William J. Fennessy, Vice President, Treasurer and
               Chief Financial Officer
         J. Fred Risk, Director
         Richard A. Heise, Sr., Director
         Ramon L. Humke, Director
         Robert A. Nickell, Director
         Walter S. Wiseman, Vice President
         Frank D. Esposito, Vice President
         Joyce M. Schooley, Vice President (Human Resources)
         Robert H. Reynolds, Secretary

Certain biographical information of the foregoing individuals is set forth on the following pages in accordance with the requirements of Item 2 of Schedule 13D.
- --------

1 Lacy Distribution, Inc., an Indiana corporation, is a wholly owned subsidiary of LDI, Ltd., an Indiana limited partnership. LDI, Ltd. has two general partners: (i) LDI Management, Inc., an Indiana corporation, which serves as the managing general partner, and (ii) Andre B. Lacy.

2 LDI Management, Inc., an Indiana corporation, is the managing general partner of LDI, Ltd. and is wholly owned by Andre B. Lacy.


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

                                                              Present Principal
                                                                Occupation or
            Name                   Address                       Employment           Citizenship
            ----                   -------                       ----------           -----------
Andre B. Lacy            251 North Illinois Street,     Chairman of the Board            U.S.A.
                         Suite 1800                     of Directors, President
                         Indianapolis, Indiana          and Chief Executive
                         46204                          Officer of LDI
                                                        Management, Inc.


Margot L. Eccles         251 North Illinois Street,     Director, Vice President         U.S.A.
                         Suite 1800                     and Assistant Secretary
                         Indianapolis, Indiana          of LDI Management,
                         46204                          Inc.


William J. Fennessy      251 North Illinois Street,     Vice President,                  U.S.A.
                         Suite 1800                     Treasurer and Chief
                         Indianapolis, Indiana          Financial Officer of LDI
                         46204                          Management, Inc.


J. Fred Risk             7801 N. Pennsylvania           Chairman of the Board            U.S.A.
                         Street, Indianapolis,          of Directors of
                         Indiana  46240                 Sovereign Group, Inc., a
                                                        diversified holding
                                                        company located at:
                                                        8900 Keystone Crossing,
                                                        Indianapolis, Indiana
                                                        46240


Richard A. Heise, Sr.    440 South LaSalle              Manages personal asset           U.S.A.
                         Street, Suite 2909             portfolio consisting of
                         Chicago, Illinois 60605        commercial real estate,
                                                        financial portfolio, and
                                                        passive investments in
                                                        private companies and
                                                        relationships.




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

                                                                  Present Principal
       Name                          Address                       Occupation or
                                                                     Employment                      Citizenship
- ---------------                ---------------------           -------------------------             -----------
Ramon L. Humke                  One Monument Circle,           President of Indianapolis                  U.S.A.
                                Indianapolis, Indiana          Power & Light Co., an
                                46204                          electric utility company,
                                                               and Vice Chairman of
                                                               IPALCO Enterprises,
                                                               Inc., a multi-state energy
                                                               company providing a
                                                               variety of energy
                                                               services through
                                                               regulated and
                                                               non-regulated
                                                               subsidiaries, each located
                                                               at:  One Monument
                                                               Circle, Indianapolis,
                                                               Indiana  46204


Robert A. Nickell               2120 Walnut Hill Lane,         Chairman of the Board                      U.S.A.
                                Suite 222                      of Directors of Ed
                                Irving, Texas 75038            Tucker Distributor, Inc.,
                                                               a wholesale distributor
                                                               of after-market parts,
                                                               apparel and accessories
                                                               for motorcycle,
                                                               watercraft and
                                                               snowmobile enthusiasts
                                                               and a wholly-owned
                                                               subsidiary of Lacy
                                                               Distribution, Inc. located
                                                               at: 2120 Walnut Hill,
                                                               Suite 222, Irving, Texas
                                                               75038


Walter S. Wiseman               7998 Georgetown Road,          President of Major                         U.S.A.
                                Indianapolis, Indiana          Video Concepts, Inc., a
                                46268                          wholesale distributor of
                                                               movie cassettes and a
                                                               wholly-owned subsidiary
                                                               of Lacy Distribution,
                                                               Inc. located at:  7998
                                                               Georgetown Road,
                                                               Indianapolis, Indiana
                                                               46268

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
                                                                  Present Principal
       Name                          Address                       Occupation or
                                                                     Employment                      Citizenship
- ---------------                ---------------------           -------------------------             -----------
Frank D. Esposito               2120 Walnut Hill Lane,         President and Chief                        U.S.A.
                                Suite 222                      Operating Officer of Ed
                                Irving, Texas 75038            Tucker Distributor, Inc.,
                                                               a wholesale distributor
                                                               of after-market parts,
                                                               apparel and accessories
                                                               for motorcycle,
                                                               watercraft and
                                                               snowmobile enthusiasts
                                                               and a wholly-owned
                                                               subsidiary of Lacy
                                                               Distribution, Inc. located
                                                               at: 2120 Walnut Hill,
                                                               Suite 222, Irving, Texas
                                                               75038


Joyce M. Schooley               251 North Illinois Street,     Vice President (Human                      U.S.A.
                                Suite 1800                     Resources) of LDI
                                Indianapolis, Indiana          Management, Inc.
                                46204


Robert H. Reynolds              11 South Meridian Street       Attorney, Barnes &                         U.S.A.
                                Indianapolis, Indiana          Thornburg, a law firm
                                46204                          located at: 11 South
                                                               Meridian Street,
                                                               Indianapolis, Indiana
                                                               46204
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